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                                                                    EXHIBIT 99.4


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                      PHYSICIANS CLINICAL LABORATORY, INC.

                              AMENDED AND RESTATED

                                     BYLAWS

                                 Effective as of
                               September 30, 1997

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                      PHYSICIANS CLINICAL LABORATORY, INC.
                           AMENDED AND RESTATED BYLAWS

                             STOCKHOLDERS' MEETINGS

      1. Time and Place of Meetings. Except as provided in Bylaw , all meetings of the stockholders for the election of Directors or for any other purpose will be held at such time and place, within or without the State of Delaware, as may be designated by the Board or, in the absence of a designation by the Board of Directors of the Corporation (the "Board), the Chairman, the President or the Secretary, and stated in the notice of meeting. The Board may postpone and reschedule any previously scheduled annual or special meeting of the stockholders.

      2. Annual Meeting. Annual meetings of the stockholders for the election of Directors and for the transaction of such other business as may properly come before the meeting shall be held on such date and at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in duly executed waiver of notice thereof.

      3. Special Meetings. Special meetings of the stockholders may be called only by (a) the Chairman of the Board ("Chairman") or (b) the Secretary of the Corporation within 10 calendar days after receipt of the written request of (i) a majority of the total number of Directors that the Corporation would have if there were no vacancies, whether or not equal to the actual number of Directors serving at that time ("Whole Board"), or (ii) the holders of record of at least 10% of the Voting Stock. Any request by a majority of the Whole Board or the holders of record of at least 10% of the Voting Stock must be sent to the Chairman and the Secretary and must state the purpose or purposes of the proposed meeting. As used in these Bylaws, "Voting Stock" means stock of the Corporation of any class or series entitled to vote generally in the election of Directors.

      4. Notice of Meetings. Written notice of every meeting of the stockholders, stating the place, date, and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, will be given not less than 10 nor more than 60 calendar days before the date of the meeting to each stockholder of record entitled to vote at that meeting, except as otherwise provided herein or required by law. When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than 30 calendar days, or if after the adjournment a new record date is fixed for the adjourned meeting, written notice of the place, date and time of the adjourned meeting must be given


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in conformity herewith. At any adjourned meeting, any business may be transacted which properly could have been transacted at the original meeting.

      5. Inspectors. The Board may appoint one or more inspectors of election to act as judges of the voting and to determine those entitled to vote at any meeting of the stockholders, or any adjournment thereof, in advance of such meeting. The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the presiding officer of the meeting may appoint one or more substitute inspectors.

      6. Quorum. Except as provided by law, the holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, will constitute a quorum at all meetings of the stockholders for the transaction of business thereat. If, however, such quorum is not present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, will have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

      7. Voting. Except as otherwise provided by law or by the Certificate of Incorporation, each stockholder will be entitled at every meeting of the stockholders to one vote for each share of stock having voting power standing in the name of such stockholder on the books of the Corporation on the record date for the meeting and such votes may be cast either in person or by written proxy. Every proxy must be duly executed and filed with the Secretary. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary. The vote upon any question brought before a meeting of the stockholders may be by voice vote, unless otherwise required by the Certificate of Incorporation or these Bylaws or unless the Chairman or the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting otherwise determine. Every vote taken by written ballot will be counted by the inspectors of election (if such are appointed). When a quorum is present at any meeting, the affirmative vote of the holders of a majority of the stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter and which has actually been voted will be the act of the stockholders, except in the election of Directors or as otherwise provided in these Bylaws, the Certificate of Incorporation, or by law.

      8. Order of Business. (a) The Chairman, or such other officer of the Corporation designated by a majority of the Whole Board, will call meetings of the stockholders to order and will act as presiding officer thereof. Unless otherwise determined by the Board prior to the meeting, the presiding officer of the meeting of the stockholders


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will also determine the order of business and have the authority in his or her sole discretion to regulate the conduct of any such meeting, including without limitation by imposing restrictions on the persons (other than stockholders of the Corporation or their duly appointed proxies) who may attend any such stockholders' meeting, by ascertaining whether any stockholder or his proxy may be excluded from any meeting of the stockholders based upon any determination by the presiding officer, in his sole discretion, that any such person has unduly disrupted or is likely to disrupt the proceedings thereat, and by determining the circumstances in which any person may make a statement or ask questions at any meeting of the stockholders.

      (b) At any annual meeting of the stockholders, only such business will be conducted or considered as is properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board in accordance with Bylaw , (ii) otherwise properly brought before the meeting by the presiding officer or by or at the direction of a majority of the Whole Board, or (iii) otherwise properly requested to be brought before the meeting by a stockholder of the Corporation in accordance with Bylaw 8(c).

      (c) For business to be properly requested by a stockholder to be brought before an annual meeting, the stockholder must (i) be a stockholder of the Corporation of record at the time of the giving of the notice for such annual meeting provided for in these Bylaws, (ii) be entitled to vote at such meeting, and (iii) have given timely notice thereof in writing to the Secretary. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 50 calendar days prior to the annual meeting; provided, however, that in the event public announcement of the date of the annual meeting is not made at least 60 calendar days prior to the date of the annual meeting, notice by the stockholder to be timely must be so received not later than the close of business on the 10th calendar day following the day on which public announcement is first made of the date of the annual meeting. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (A) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (B) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (C) the class and number of shares of the Corporation that are owned beneficially and of record by the stockholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (D) any material interest of such stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business. If Common Stock is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a stockholder must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw 8(c). For purposes of this Bylaw 8(c) and Bylaw 13, "public announcement" means disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange


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Commission pursuant to Sections 13, 14, or 15(d) of the Securities Exchange Act
of 1934, as amended, or furnished to stockholders. Nothing in this Bylaw 8(c) will be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

      (d) At a special meeting of stockholders, only such business may be conducted or considered as is properly brought before the meeting. To be properly brought before a special meeting, business must be (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Chairman or a majority of the Whole Board in accordance with Bylaw or
(ii) otherwise properly brought before the meeting by the presiding officer or by or at the direction of a majority of the Whole Board.

      (e) The determination of whether any business sought to be brought before any annual or special meeting of the stockholders is properly brought before such meeting in accordance with this Bylaw 8 will be made by the presiding officer of such meeting. If the presiding officer determines that any business is not properly brought before such meeting, he or she will so declare to the meeting and any such business will not be conducted or considered.

                                    DIRECTORS

      9. Function. The business and affairs of the Corporation will be managed under the direction of its Board.

      10. Number, Election, and Terms. (a) Subject to any minimum and maximum number of authorized Directors that may be provided in the Certificate of Incorporation, the authorized number of Directors may be determined from time to time only by a vote of a majority of the Whole Board. The Directors will serve for terms of one year until the next annual meeting and until their respective successors are elected and qualified. The number of directors initially shall be five.

      (b) Notwithstanding anything contained in the Certificate of Incorporation or these Bylaws to the contrary, the term of any Director who is also an officer of the Corporation will terminate automatically, without any further action on the part of the Board or such Director, upon the termination for any reason of such Director in his or her capacity as an officer of the Corporation. Notwithstanding anything contained in the Certificate of Incorporation or these Bylaws to the contrary, the affirmative vote of at least 662/3% of the Directors then in office will be required to amend, repeal, or adopt any provision inconsistent with this Bylaw 10(b).

      11. Newly Created Directorships and Vacancies. Newly created directorships resulting from any increase in the number of Directors and any vacancies on the Board resulting from death, resignation, disqualification, removal, or other cause will be filled solely by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board, or by a sole remaining Director. Any Director


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elected in accordance with the preceding sentence will hold office until the next annual meeting of the Corporation and until his or her successor is elected and qualified. No decrease in the number of Directors constituting the Board will shorten the term of an incumbent Director.

      12. Removal. At any annual meeting or special meeting of the stockholders, the notice of which states that the removal of a Director or Directors is among the purposes of the meeting, the affirmative vote of the holders of record of at least 662/3% of the Voting Stock of the Corporation may remove such Director or Directors from office.

      13. Nominations of Directors; Election. (a) Only persons who are nominated in accordance with the following procedures will be eligible for election at a meeting of stockholders as Directors of the Corporation.

      (b) Nominations of persons for election as Directors of the Corporation may be made only at an annual meeting of stockholders (i) by or at the direction of the Board or (ii) by any stockholder who is a stockholder of record at the time of giving of notice provided for in this Bylaw 13, who is entitled to vote for the election of Directors at such meeting, and who complies with the procedures set forth in this Bylaw 13. All nominations by stockholders must be made pursuant to timely notice in proper written form to the Secretary.

      (c) To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 50 calendar days prior to the annual meeting of stockholders; provided, however, that in the event that public announcement of the date of the annual meeting is not made at least 60 calendar days prior to the date of the annual meeting, notice by the stockholder to be timely must be so received no later than the close of business on the 10th calendar day following the day on which public announcement is first made of the date of the annual meeting. To be in proper written form, such stockholder's notice must set forth or include (i) the name and address, as they appear on the Corporation's books, of the stockholder giving the notice and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) a representation that the stockholder giving the notice is a holder of record of stock of the Corporation entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified in the notice; (iii) the class and number of shares of stock of the Corporation owned beneficially and of record by the stockholder giving the notice and by the beneficial owner, if any, on whose behalf the nomination is made; (iv) a description of all arrangements or understandings between or among any of (A) the stockholder giving the notice,
(B) the beneficial owner on whose behalf the notice is given, (C) each nominee, and (D) any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder giving the notice; (v) the name, age, residence address and business address of each nominee; (vi) the principal occupation or employment of each nominee; (vi) the class, series and number of shares of stock of the Corporation each nominee owns of record or beneficially, if any; (viii) such other information regarding each nominee proposed by the stockholder giving the notice as would be required to be included


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in a proxy statement filed pursuant to the proxy rules of the Securities and
Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board; and (ix) the signed consent of each nominee to serve as a Director of the Corporation if so elected. At the request of the Board, any person nominated by the Board for election as a Director must furnish to the Secretary that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. The presiding officer of any annual meeting will, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed by this Bylaw 13, and if he or she should so determine, he or she will so declare to the meeting and the defective nomination will be disregarded. A stockholder must also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Bylaw 13.

      14. Resignation. Any Director may resign at any time by giving written notice of his resignation to the Chairman or the Secretary. Any resignation will be effective upon actual receipt by any such person or, if later, as of the date and time specified in such written notice.

      15. Regular Meetings. Regular meetings of the Board may be held immediately after the annual meeting of the stockholders and at such other time and place either within or without the State of Delaware as may from time to time be determined by the Board. Notice of regular meetings of the Board need not be given.

      16. Special Meetings. Special meetings of the Board may be called by the Chairman or the President on one day's notice to each Director by whom such notice is not waived, given either personally or by telephone, telegram, telex, facsimile, or similar medium of communication, and will be called by the Chairman or the President in like manner and on like notice on the written request of three or more Directors. Special meetings of the Board may be held at such time and place either within or without the State of Delaware as is determined by the Board or specified in the notice of any such meeting.

      17. Quorum. At all meetings of the Board, a majority of the total number of Directors then in office will constitute a quorum for the transaction of business. Except for the designation of committees as hereinafter provided and except for actions required by these Bylaws or the Certificate of Incorporation to be taken by a majority of the Whole Board, the act of a majority of the Directors present at any meeting at which there is a quorum will be the act of the Board. If a quorum is not present at any meeting of the Board, the Directors present thereat may adjourn the meeting from time to time to another place, time, or date, without notice other than announcement at the meeting, until a quorum is present.

      18. Participation in Meetings by Telephone Conference. Members of the Board or any committee designated by the Board may participate in a meeting of the Board or any such committee, as the case may be, by means of telephone conference or similar means by which all persons participating in the meeting can hear each other, and such participation in a meeting will constitute presence in person at the meeting.


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      19. Committees. (a) The Board, by resolution or resolutions passed by a majority of the Whole Board, may designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. Each committee, to the extent provided in such resolution or resolutions or in these Bylaws, will have and may exercise to the fullest extent permitted by law the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the affixing of the seal of the Corporation to all papers which may require it. Each committee will have the name determined from time to time by resolution of the Board.

      (b) Each committee of the Board will serve at the pleasure of the Board or as may be specified in any resolution from time to time adopted by the Board. The Board, by majority of the Whole Board, may modify the functions of any committee at any time. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In lieu of such action by the Board, in the absence or disqualification of any member of a committee of the Board, the members thereof present at any such meeting of such committee and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

      (c) Unless otherwise prescribed by the Board, a majority of the members of any committee of the Board will constitute a quorum for the transaction of business, and the act of a majority of the members present at a meeting at which there is a quorum will be the act of such committee. Each committee of the Board may prescribe its own rules for calling and holding meetings and its method of procedure, subject to any rules prescribed by the Board. Each committee of the Board must keep regular minutes of its proceedings and shall report the same to the Board when required.

      20. Compensation. The Board may establish the compensation for, and reimburse of the expenses of, Directors for membership on the Board and on committees of the Board, attendance at meetings of the Board or committees of the Board, and for other services by Directors to the Corporation or any of its majority-owned subsidiaries. Directors are not precluded from serving the Corporation in any other capacity and receiving compensation for those services.

      21. Rules. The Board may adopt rules and regulations for the conduct of meetings and the oversight of the management of the affairs of the Corporation.

                                     NOTICES

      22. Generally. Except as otherwise provided by law, these Bylaws, or the Certificate of Incorporation, whenever by law or under the provisions of the Certificate of Incorporation or these Bylaws notice is required to be given to any Director or stockholder, it will not be construed to require personal notice, but such notice may be given in writing, by mail, addressed to such Director or stockholder, at the address of such Director or


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stockholder as it appears on the records of the Corporation, with postage thereon prepaid, and such notice will be deemed to be given at the time when the same is deposited in the United States mail. Notice to Directors may also be given by telephone, telegram, telex, facsimile, or similar medium of communication or as otherwise may be permitted by these Bylaws.

      23. Waivers. Whenever any notice is required to be given by law or under the provisions of the Certificate of Incorporation or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time of the event for which notice is to be given, will be deemed equivalent to such notice. Attendance of a person at a meeting will constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

                              CHAIRMAN OF THE BOARD

      24. Chairman. The Chairman of the Board shall be elected by the Board and will, other than as provided in Bylaw 8, preside at all meetings of the Board and the stockholders and shall see that all orders and resolutions of the Board and its committees are carried into effect. Except as limited by resolution of the Board, the Chairman shall have authority to execute all contracts, bonds, mortgages and other instruments of the Corporation.

                                    OFFICERS

      25. Generally. The officers of the Corporation will be elected by the Board and will consist of a Chief Executive Officer, a President (who may also be the Chief Executive Officer), a Secretary, and a Treasurer. The Board of Directors may also choose any or all of the following: one or more Vice Chairmen, one or more Assistants to the Chairman, one or more Vice Presidents (who may be given particular designations with respect to authority, function, or seniority), and such other officers as the Board may from time to time determine. Notwithstanding the foregoing, by specific action the Board may authorize the Chairman or the Chief Executive Officer to appoint any person to any office other than Chief Executive Officer, President, Secretary, or Treasurer. The Chairman or the Chief Executive Officer may appoint additional subordinate officeholders, who shall not be corporate officers, to such positions, with such limited authority and such titles, as the Chairman or the Chief Executive Officer may determine. Any person may hold any number of offices. Any of the offices may be left vacant from time to time as the Board may determine. In the case of the absence or disability of any officer of the Corporation or for any other reason deemed sufficient by a majority of the Board, the Board may delegate the absent or disabled officer's powers or duties to any other officer or to any Director.


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      26. Compensation. The Board shall fix, or delegate to a committee of the
Board the power to fix, the compensation of all executive officers of the Corporation. The Board shall fix, or delegate to a committee of the Board or an officer of the Corporation the power to fix, the compensation of other officers and agents of the Corporation.

      27. Succession. The officers of the Corporation will hold office until their successors are elected and qualified. Any officer may be removed at any time by the affirmative vote of a majority of the Whole Board. Any vacancy occurring in any office of the Corporation may be filled by the Board or by the Chairman as provided in Bylaw 25.

      28. Authority and Duties. Each of the officers of the Corporation will have such authority and will perform such duties as are customarily incident to their respective offices or as may be specified from time to time by the Board.

                                      STOCK

      29. Certificates. Certificates representing shares of stock of the Corporation will be in such form as is determined by the Board, subject to applicable legal requirements. Each such certificate will be numbered and its issuance recorded in the books of the Corporation, and such certificate will exhibit the holder's name and the number of shares and will be signed by, or in the name of, the Corporation by the Chairman and the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer. Any or all of the signatures and the seal of the Corporation, if any, upon such certificates may be facsimiles, engraved, or printed. Such certificates may be issued and delivered notwithstanding that the person whose facsimile signature appears thereon may have ceased to be such officer at the time the certificates are issued and delivered.

      30. Classes of Stock. The designations, preferences, and relative participating, optional, or other special rights of the various classes of stock or series thereof, and the qualifications, limitations, or restrictions thereof, will be set forth in full or summarized on the face or back of the certificates which the Corporation issues to represent its stock or, in lieu thereof, such certificates will set forth the office of the Corporation from which the holders of certificates may obtain a copy of such information.

      31. Lost, Stolen, or Destroyed Certificates. The Secretary may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact, satisfactory to the Secretary, by the person claiming the certificate of stock to be lost, stolen, or destroyed. As a condition precedent to the issuance of a new certificate or certificates, the Secretary may require the owners of such lost, stolen, or destroyed certificate or certificates to give the Corporation a bond in such sum and with such surety or sureties as the Secretary may direct as indemnity against any claims that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of the new certificate.


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      32. Record Dates. (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which will not be more than 60 nor less than 10 calendar days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders will be at the close of business on the calendar day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the calendar day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of the stockholders will apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

      (b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date will not be more than 60 calendar days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose will be at the close of business on the calendar day on which the Board adopts the resolution relating thereto.

      (c) The Corporation will be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes, and will not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation has notice thereof, except as expressly provided by applicable law.

                                 INDEMNIFICATION

      33. Damages and Expenses. (a) Without limiting the generality or effect of Article Tenth of the Certificate of Incorporation, the Corporation will to the fullest extent permitted by applicable law as then in effect indemnify any person (an "Indemnitee") who is or was involved in any manner (including without limitation as a party or a witness) or is threatened to be made so involved in any threatened, pending, or completed investigation, claim, action, suit, or proceeding, whether civil, criminal, administrative, or investigative (including without limitation any action, suit, or proceeding by or in the right of the Corporation to procure a judgment in its favor) (a "Proceeding") by reason of the fact that such person is or was or had agreed to become a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Board or an officer of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other entity, whether for profit or not for profit, or anything done or not by such person in any such capacity, against all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person in connection with such proceeding. Such indemnification will be a contract right and will include the right to receive payment in advance of any expenses incurred by an


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Indemnitee in connection with such Proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized by this Bylaw 33 or otherwise.

      (b) The right of indemnification provided in this Bylaw 33 will not be exclusive of any other rights to which any person seeking indemnification may otherwise be entitled and will be applicable to Proceedings commenced or continuing after the adoption of this Bylaw 33, whether arising from acts or omissions occurring before or after such adoption.

      (c) The indemnification and advancement of expenses provided by, or granted pursuant to, this Bylaw 33 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

      34. Insurance, Contracts, and Funding. The Corporation may purchase and maintain insurance to protect itself and any Indemnitee against any expenses, judgments, fines, and amounts paid in settlement or incurred by any Indemnitee in connection with any Proceeding referred to in Bylaw 33 or otherwise, to the fullest extent permitted by applicable law as then in effect. The Corporation may enter into contracts with any person entitled to indemnification under Bylaw 33 or otherwise, and may create a trust fund, grant a security interest, or use other means (including without limitation a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in Bylaw 33.

                                     GENERAL

      35. Fiscal Year. The fiscal year of the Corporation will end the last day of December of each year or such other date as may be fixed from time to time by the Board.

      36. Seal. The Board may adopt a corporate seal and use the same by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

      37. Reliance upon Books, Reports, and Records. Each Director, each member of a committee designated by the Board, and each officer of the Corporation will, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports, or statements presented to the Corporation by any of the Corporation's officers or employees, or committees of the Board, or by any other person or entity as to matters the Director, committee member, or officer believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

      38. Time Periods. In applying any provision of these Bylaws that requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days will be


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used unless otherwise specified, the day of the doing of the act will be excluded, and the day of the event will be included.

      39. Amendments. Except as otherwise provided by law or by the Certificate of Incorporation or these Bylaws, these Bylaws or any of them may be amended in any respect or repealed at any time, either (a) at any meeting or by written consent of stockholders, provided that any amendment or supplement proposed to be acted upon at any such meeting has been described or referred to in the notice of such meeting, or (b) at any meeting or by written consent of the Board, provided that no amendment adopted by the Board may vary or conflict with any amendment adopted by the stockholders.

      40. Certain Defined Terms. Terms used herein with initial capital letters that are not otherwise defined are used herein as defined in the Certificate of Incorporation.

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